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                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of report: June 15, 1999

                Volkswagen Credit Auto Receivables Corporation
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              (Exact Name of Registrants as Specified in Charter)

                                   EXHIBITS

    Delaware                       33-80055                       38-2748796
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(State of Incorporation)     (Commission File Number)      (IRS Employer Id.No.)

                3800 Hamlin Road, Auburn Hills, Michigan 48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, 1996-1 for the Collection Period ended June 15, 1999, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits



        Designation             Description             Method of Filing
        -----------             -----------             ----------------

        Exhibit 20        Report for the month ended   Filed with this report
                          June 15, 199 provided to
                          Chemical Bank, as trustee
                          under the Volkswagen
                          Credit Auto Master Trust,
                          Series 1996-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Volkswagen Credit Auto Master Trust



                                         By: Volkswagen Credit Auto
                                             Receivables Corporation


                                         By: /s/ Allen L. Strang
                                            ----------------------------
                                                 Allen L. Strang